INCOME TAXES	12 Months Ended
Dec. 31, 2021
INCOME TAXES
INCOME TAXES

NOTE 10 - INCOME TAXES

The components of income tax expense for the years ended December 31, 2021, and 2020 consist of the following:

	2021	2020
Federal tax statutory rate	21.0%	21.0%
Permanent differences	(0.2)%	(0)%

Temporary differences	(2.9)%	(0)%
Valuation allowance	(17.9)%	(21.0)%
Effective rate	0%	0%

Significant components of the Company’s estimated deferred tax assets and liabilities as of December 31, 2021, and 2020 are as follows:

	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$2,440,000	$2,024,000
Temporary differences	(160,000)	457,000

Total deferred tax asset	2,280,000	2,481,000

Valuation allowance	(2,280,000)	(2,481,000)
	$-	$-

The Company has net operating losses (“NOLs”) as of December 31, 2021, of approximately $13,300,000 for federal tax purposes, which will expire in varying amounts through 2039. The Company may be able to utilize its NOLs to reduce future federal and state income tax liabilities. However, these NOLs are subject to various limitations under Internal Revenue Code ("IRC") Section 382. IRC Section 382 limits the use of NOLs to the extent there has been an ownership change of more than 50 percentage points. In addition, the NOL carry-forwards are subject to examination by the taxing authority and could be adjusted or disallowed due to such exams. Although the Company has not undergone an IRC Section 382 analysis, it is possible that the utilization of the NOLs could be substantially limited. The Company has no tax provision for the years ended December 31, 2021 and 2020 due to the net losses and full valuation allowances against net deferred tax assets.